UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-05012

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. Credit Suisse Asset Management Income Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2009 to December 31, 2009

Item 1. Reports to Stockholders.

2

Credit Suisse Asset Management
Income Fund, Inc.
Eleven Madison Avenue
New York, NY 10010

Directors

Enrique R. Arzac

Chairman of the Board

Terry Fires Bovarnick

James Cattano

Lawrence J. Fox

Steven Rappaport

Officers

George Hornig

Chief Executive Officer and President

Martha B. Metcalf

Chief Investment Officer

J. Kevin Gao

Chief Legal Officer, Senior Vice President
and Secretary

Emidio Morizio

Chief Compliance Officer

Michael A. Pignataro

Chief Financial Officer

Cecilia Chau

Treasurer

Investment Adviser

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Legal Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Credit Suisse Asset Management
Income Fund, Inc.

ANNUAL REPORT
December 31, 2009

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser's Report

December 31, 2009 (unaudited)

February 2, 2010

Dear Shareholder:

Performance Summary

1/1/09 – 12/31/09

Fund& Benchmark	Performance
Total Return (based on NAV)[1]	58.07%
Total Return (based on market value)[1]	63.46%
BofA Merrill Lynch US High Yield Master II Constrained Index[2]	58.10%

Market Review: Increased supply and demand on the back of a strong market

The year ended December 31, 2009, was a positive one for the high yield bond market. Stabilizing credit fundamentals, improved liquidity, and increased demand for debt products with larger spreads resulted in an extraordinary recovery in both credit and equity markets and led the high yield bond market to post monthly gains throughout much of the year. The BofA Merrill Lynch US High Yield Master II Constrained Index returned 58.10% for 2009 — the best year in the history of the Index. For the same time period, high yield spreads tightened 1,131 basis points compared to Treasuries to end the period at +652 basis points, while yields ended the year at 9.07%.

Throughout much of 2009, improvements in high yield returns were driven by the riskiest, most aggressive segments of the market. CCC-rated securities in the index led the rally, returning 112.75% for the year. BB-rated and B-rated securities returned 45.12% and 47.73%, respectively, for the same time period.

Although high yield default rates rose throughout the year (Moody's reported December 2009 defaults at 12.5%), actual high yield defaults slowed — only one company defaulted in December (according to JPMorgan). This compares with an average of 15 defaults per month during January – April 2009, and 10 defaults per month during May – August 2009. Bank of America Merrill Lynch's distress ratio (defined as the proportion of bonds trading at spreads of more than 1,000 basis points over U.S. Treasuries) has been falling steadily throughout the year to end December at 17.9% — down from its high of 83.6% in November 2008. Finally, the most recent Federal Loan Officers Survey (done in September 2009) reflects a marked decreased in the tightening of lending standards. The net percent of respondents reporting tightening standards dropped to 16.1% for small companies, and 14.0% for large and medium-sized firms. In comparison, these figures stood at 74.5% and 83.6%, respectively, at their highs in September 2008.

After being virtually shut down at the end of 2008, the new issue market began the year slowly. As the year progressed, activity picked up and there was a material increase in diversity among issuers — with lower-rated, more cyclical companies able to access the public debt market for the first time since the summer of 2008. A total of $180.7 billion in high yield bonds were issued in 2009, easily surpassing 2004's record of $158.2 billion. Against this backdrop of increased supply, demand for high yield debt products was strong throughout much of 2009, with AMG Data Services reporting that high yield mutual funds experienced inflows totaling more than $32.7 billion.

Strategic Review and Outlook: Anticipating a return to fundamentals will drive the market

For the annual period ended December 31, 2009, the Fund was in line with its benchmark on an NAV basis and outperformed its benchmark on a market price basis. Superior security selection in the printing and publishing, forestry, and aerospace/defense sectors contributed positively to returns. Conversely, an underweight position in the more volatile finance sectors hurt relative returns. Furthermore, security selection in the automakers, energy-exploration and production, and food-wholesale sectors also detracted from relative performance.

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser's Report (continued)

December 31, 2009 (unaudited)

Against the more positive backdrop in 2009, portfolio construction remained selective and we continued to opportunistically pare back exposures to riskier companies following the market's rally. In addition, we have taken advantage of opportunities in the new issue market at attractive yields, especially in more senior bonds. Portfolio exposures reflect a more positive view on the technology, cable, and telecommunications sectors. However, we remain cautious with respect to consumer-driven industries and have sought to limit exposures to those sectors.

The reopening of both debt and equity capital markets has made capital available to a broad range of companies, allowing many below-investment-grade issuers to refinance and extend debt maturities. This improved liquidity, combined with a stabilizing fundamental backdrop, has decreased expectations for upcoming defaults significantly. Moody's is currently forecasting that the December 2010 global default rate will decline from its current rate of 12.5% to 3.3%. Additionally, recovery rates (i.e., the price at which a defaulted security trades one month post default) have also begun to rise from early 2009 figures. Given this backdrop of declining defaults, a stabilizing economy, and yields that remain above historical averages despite the rally, we remain constructive in our general outlook for high yield bonds. However, security selection will become increasingly important going forward, as we expect that issuer fundamentals, rather than technical factors, will drive credit markets in 2010. This return to fundamentals will likely result in greater price dispersion among issuers and, as a result, will continue to warrant a selective approach.

Martha Metcalf Chief Investment Officer*	George Hornig Chief Exective Officer and President**

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging-market investments. The Fund may involve a greater degree of risk than other funds that invest in larger, more developed markets.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

1  Assuming reinvestment of dividends of $0.34 per share.

2  The BofA Merrill Lynch US High Yield Master II Constrained Index is an unmanaged index that tracks the performance of below-investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer's allocation is limited to 2% of the index. Any individual issuer is capped at 2%. Investors cannot invest directly in an index.

*  Martha B. Metcalf is a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse") and head of the U.S. High Yield Management Team. She has served in these capacities since 2005. From 2000 until 2005, she was a Managing Director and Portfolio Manager of Global High Yield bonds, and head of a global high yield business with responsibility for total return, as well as structured portfolios at Invesco. Prior to her tenure at Invesco, Ms. Metcalf served for over 10 years at JPMorgan Investment Management, where she was Vice President and Portfolio Manager for High Yield Corporate bonds.

**  George Hornig is a Managing Director of Credit Suisse. He is the Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas. Mr. Hornig has been associated with Credit Suisse since 1999.

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser's Report (continued)

December 31, 2009 (unaudited)

Top Ten Holdings

(% of net assets as of 12/31/09)

Security Description

1.	Texas Competitive Electric Holdings Co. LLC, Series A 10.250% 11/01/15	1.50%
2.	HCA, Inc. 9.250% 11/15/16	1.41%
3.	Nextel Communications, Inc. 5.950% 03/15/14	1.23%
4.	GMAC, Inc. 7.250% 03/02/11	1.17%
5.	Sprint Nextel Corp. 6.000% 12/01/16	1.01%
6.	Intelsat Corp. 9.250% 08/15/14	0.97%
7.	Ford Motor Credit Co. LLC 7.000% 10/01/13	0.97%
8.	Qwest Communications International, Inc. 7.500% 02/15/14	0.72%
9.	Vangent, Inc. 9.625% 02/15/15	0.71%
10.	NewPage Corp. 11.375% 12/31/14	0.67%

Credit Quality Breakdown*

(% of total investments as of 12/31/09)

S&P Ratings
BBB	0.9%
BB	23.5
B	45.7
CCC	23.0
CC	0.3
C	0.1
D	2.1
NR	3.8
Subtotal	99.4
Equities and Other	0.6
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

Credit Suisse Asset Management Income Fund, Inc.

Average Annual Returns

December 31, 2009 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	58.07%	5.35%	5.85%	3.90%
Market Value	63.46%	3.02%	5.15%	5.30%

Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 1-800-293-1232.

The annualized gross and net expense ratios are 0.73%.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments

December 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS (86.7%)
Aerospace & Defense (1.0%)
$800	BE Aerospace, Inc., Senior Unsecured Notes (Callable 07/01/13 @ $104.25) §	(BB, Ba3)	07/01/18	8.500	$850,000
1,125	Hawker Beechcraft Notes Co., Global Company Guaranteed Notes (Callable 04/01/11 @ $104.25) §	(CCC-, Caa3)	04/01/15	8.500	798,750
200	Hawker Beechcraft Notes Co., Global Company Guaranteed Notes (Callable 04/01/12 @ $104.88)	(CCC-, Ca)	04/01/17	9.750	125,000
					1,773,750
Auto Loans (2.2%)
825	Ford Motor Credit Co. LLC, Global Senior Unsecured Notes §	(B-, B3)	08/01/12	7.500	832,457
1,725	Ford Motor Credit Co. LLC, Global Senior Unsecured Notes §	(B-, B3)	10/01/13	7.000	1,723,798
425	Ford Motor Credit Co. LLC, Senior Unsecured Notes §	(B-, B3)	08/10/11	9.875	445,147
425	Ford Motor Credit Co. LLC, Senior Unsecured Notes	(B-, B3)	10/01/14	8.700	444,763
525	Ford Motor Credit Co. LLC, Senior Unsecured Notes §	(B-, B3)	12/15/16	8.000	526,388
					3,972,553
Auto Parts & Equipment (1.8%)
300	American Axle & Manufacturing Holdings, Inc., Rule 144A, Senior Secured Notes (01/15/14 @ $104.63) ‡	(B-, B2)	01/15/17	9.250	306,000
500	American Axle & Manufacturing, Inc., Company Guaranteed Notes (Callable 03/01/12 @ $103.94)	(CCC-, Caa3)	03/01/17	7.875	425,000
800	American Tire Distributors, Inc., Global Company Guarnteed Notes (Callable 04/01/10 @ $102.69) §	(CCC+, Caa1)	04/01/13	10.750	740,000
800	Stanadyne Corp., Series 1, Global Senior Subordinated Notes (Callable 08/15/10 @ $103.33)	(CCC, Caa1)	08/15/14	10.000	732,000
737	The Goodyear Tire & Rubber Co., Global Company Guaranteed Notes (Callable 07/01/10 @ $104.50) §	(B+, B1)	07/01/15	9.000	770,165
150	The Goodyear Tire & Rubber Co., Senior Unsecured Notes (Callable 05/15/12 @ $107.88)	(B+, B1)	05/15/16	10.500	166,500
					3,139,665
Banks (2.7%)
142	CIT Group, Inc., Senior Secured Notes (Callable 01/01/10 @ $103.50) §	(NR, NR)	05/01/13	7.000	133,095
212	CIT Group, Inc., Senior Secured Notes (Callable 01/01/10 @ $103.50) §	(NR, NR)	05/01/14	7.000	197,784
212	CIT Group, Inc., Senior Secured Notes (Callable 01/01/10 @ $103.50) §	(NR, NR)	05/01/15	7.000	191,147
354	CIT Group, Inc., Senior Secured Notes (Callable 01/01/10 @ $103.50) §	(NR, NR)	05/01/16	7.000	313,270
496	CIT Group, Inc., Senior Secured Notes (Callable 01/01/10 @ $103.50) §	(NR, NR)	05/01/17	7.000	432,382
2,073	GMAC, Inc., Rule 144A, Company Guaranteed Notes ‡	(CCC, Ca)	03/02/11	7.250	2,073,000
474	GMAC, Inc., Rule 144A, Company Guaranteed Notes ‡	(CCC, Ca)	04/01/11	6.000	469,260
47	GMAC, Inc., Rule 144A, Company Guaranteed Notes ‡	(CCC, Ca)	12/15/11	6.000	46,530
65	GMAC, Inc., Rule 144A, Company Guaranteed Notes ‡	(CCC, Ca)	12/31/13	7.500	63,375
933	GMAC, Inc., Rule 144A, Company Guaranteed Notes ‡	(CCC, Ca)	12/01/14	6.750	895,680
78	GMAC, Inc., Rule 144A, Subordinated Notes ‡	(CC, Ca)	12/31/18	8.000	69,420
					4,884,943
Beverages (0.5%)
100	CEDC Finance Corp. International, Inc., Rule 144A, Senior Secured Notes (Callable 12/01/13 @ $104.56) ‡§	(B+, B1)	12/01/16	9.125	103,500
225	Constellation Brands, Inc., Company Guaranteed Notes	(BB, Ba3)	12/15/14	8.375	240,750
525	Constellation Brands, Inc., Company Guaranteed Notes §	(BB, Ba3)	09/01/16	7.250	535,500
					879,750
Brokerage (0.2%)
315	E*TRADE Financial Corp., Senior Unsecured Notes (Callable 12/01/10 @ $103.94)	(CCC, B3)	12/01/15	7.875	294,919
Building & Construction (1.0%)
468	Ashton Woods Finance Co., Rule 144A, Company Guaranteed Notes (Callable 02/24/14 @ $105.50) +‡	(NR, NR)	06/30/15	0.000	140,400
500	K Hovnanian Enterprises, Inc., Global Company Guaranteed Notes	(CCC-, Caa2)	01/15/16	6.250	355,000
925	Standard Pacific Corp., Company Guaranteed Notes	(CCC, Caa1)	04/01/14	6.250	809,375
250	William Lyon Homes, Inc., Global Company Guaranteed Notes (Callable 02/15/10 @ $102.50)	(CC, Caa3)	02/15/14	7.500	162,500
350	William Lyon Homes, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $100.00)	(CC, Caa3)	12/15/12	7.625	241,500
					1,708,775
Building Materials (2.2%)
750	AMH Holdings Inc., Global Senior Discount Notes (Callable 03/01/10 @ $103.75)	(CCC-, Caa2)	03/01/14	11.250	727,500
575	Building Materials Corp. of America, Global Secured Notes (Callable 08/01/10 @ $102.58)	(BB, Ba3)	08/01/14	7.750	572,125
975	CPG International I, Inc., Global Company Guaranteed Notes (Callable 07/01/10 @ $102.63)	(B-, Caa1)	07/01/13	10.500	926,250

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Building Materials
$300	Dayton Superior Corp., Company Guaranteed Notes Ø	(D, Caa3)	06/15/09	13.000	$66,000
825	Headwaters, Inc., Rule 144A, Senior Secured Notes (Callable 11/01/12 @ $105.69) ‡§	(B+, B2)	11/01/14	11.375	864,188
114	Norcraft Capital Corp., Global Senior Discount Notes (Callable 09/01/10 @ $100.00)	(CCC, Caa1)	09/01/12	9.750	110,010
675	Norcraft Finance Corp., Rule 144A, Senior Secured Notes (Callable 12/15/12 @ $105.25) ‡	(B-, B2)	12/15/15	10.500	695,250
					3,961,323
Chemicals (2.5%)
425	Momentive Performance Materials, Inc., Global Company Guaranteed Notes (Callable 12/01/10 @ $104.88) §	(CCC-, Caa2)	12/01/14	9.750	411,187
437	Momentive Performance Materials, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/15/11 @ $106.25) ‡	(CCC-, B3)	06/15/14	12.500	482,885
150	Nalco Co., Global Company Guaranteed Notes (Callable 11/15/10 @ $101.48) §	(B, B2)	11/15/13	8.875	155,250
175	Nalco Co., Global Company Guaranteed Notes (Callable 11/15/10 @ $101.50)	(B, B2)	11/15/13	9.000	258,614
800	Nalco Finance Holdings, Inc., Global Senior Discount Notes (Callable 02/01/10 @ $103.00)	(B, B2)	02/01/14	9.000	820,000
750	PolyOne Corp., Senior Unsecured Notes	(B-, B1)	05/01/12	8.875	776,250
750	Reichhold Industries, Inc., Rule 144A, Senior Notes (Callable 08/15/10 @ $104.50) ‡	(CCC+, Caa2)	08/15/14	9.000	633,750
875	Terra Capital, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/14 @ $103.88) ‡§	(BB, B1)	11/01/19	7.750	940,625
					4,478,561
Computer Hardware (0.3%)
500	Activant Solutions, Inc., Global Company Guaranteed Notes (Callable 05/01/11 @ $104.75)	(CCC, Caa1)	05/01/16	9.500	474,375
Consumer Products (1.1%)
650	AAC Group Holding Corp., Rule 144A, Senior Discount Notes (Callable 10/01/10 @ $100.00) ‡	(CCC, Caa2)	10/01/12	10.250	654,875
625	Amscan Holdings, Inc., Global Senior Subordinated Notes (Callable 05/01/10 @ $102.92)	(CCC+, Caa1)	05/01/14	8.750	618,750
594	Prestige Brands, Inc., Global Senior Subordinated Notes (Callable 04/15/10 @ $100.00)	(B, B3)	04/15/12	9.250	605,138
					1,878,763
Department Stores (0.6%)
1,000	The Neiman Marcus Group, Inc., Global Company Guaranteed Notes (Callable 10/15/10 @ $105.19) §	(CCC+, Caa3)	10/15/15	10.375	985,000
Diversified Capital Goods (2.9%)
425	Anixter, Inc., Company Guaranteed Notes	(BB+, Ba2)	03/15/14	10.000	471,750
575	Belden, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/14 @ $104.62) ‡	(B+, Ba2)	06/15/19	9.250	610,219
725	Coleman Cable, Inc., Global Company Guaranteed Notes (Callable 10/01/10 @ $100.00)	(B+, B3)	10/01/12	9.875	730,437
575	Esco Corp., Rule 144A, Company Guaranteed Notes (Callable 12/15/10 @ $100.00) #‡	(B, B2)	12/15/13	4.129	526,844
800	Mueller Water Products, Inc., Global Company Guaranteed Notes (Callable 06/01/12 @ $103.69) §	(B-, Caa1)	06/01/17	7.375	744,000
525	Rexnord LLC, Global Company Guaranteed Notes (Callable 08/01/10 @ $104.75)	(B-, Caa2)	08/01/14	9.500	528,937
450	Sensus USA, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $101.44)	(B-, B3)	12/15/13	8.625	461,813
625	Titan International, Inc., Global Company Guaranteed Notes	(B-, B2)	01/15/12	8.000	615,625
550	TriMas Corp., Rule 144A, Senior Secured Notes (Callable 12/15/13 @ $104.88) ‡	(B-, Caa1)	12/15/17	9.750	542,437
					5,232,062
Electric - Generation (4.8%)
100	Dynegy Holdings, Inc., Global Senior Unsecured Notes §	(B, B3)	06/01/15	7.500	94,000
1,000	Dynegy Holdings, Inc., Global Senior Unsecured Notes §	(B, B3)	05/01/16	8.375	955,000
1,075	Edison Mission Energy, Global Senior Unsecured Notes	(B, B2)	05/15/17	7.000	854,625
1,050	Edison Mission Energy, Global Senior Unsecured Notes	(B, B2)	05/15/19	7.200	800,625
1,200	Mirant Americas Generation LLC, Senior Unsecured Notes §	(B-, B3)	10/01/21	8.500	1,146,000
268	Mirant Mid Atlantic Trust, Series B, Global Pass Thru Certificates	(BB, Ba1)	06/30/17	9.125	276,409
200	NRG Energy, Inc., Company Guaranteed Notes (Callable 01/15/12 @ $103.69) §	(BB-, B1)	01/15/17	7.375	201,000
425	NRG Energy, Inc., Company Guaranteed Notes (Callable 02/01/11 @ $103.69)	(BB-, B1)	02/01/16	7.375	426,594
3,275	Texas Competitive Electric Holdings Co., LLC, Series A, Global Company Guaranteed Notes (Callable 11/01/11 @ $105.13) §	(CCC, Caa2)	11/01/15	10.250	2,669,125
1,300	Texas Competitive Electric Holdings Co., LLC, Series B, Global Company Guaranteed Notes (Callable 11/01/11 @ $105.13) §	(CCC, Caa2)	11/01/15	10.250	1,059,500
					8,482,878

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Electric - Integrated (1.0%)
$1,000	The AES Corp., Global Senior Unsecured Notes §	(BB-, B1)	10/15/17	8.000	$1,031,250
200	The AES Corp., Rule 144A, Senior Unsecured Notes ‡	(BB-, B1)	04/15/16	9.750	220,000
550	The AES Corp., Senior Unsecured Notes §	(BB-, B1)	03/01/14	7.750	561,000
					1,812,250
Electronics (2.0%)
375	Amkor Technology, Inc., Global Senior Notes (Callable 05/15/10 @ $101.29) §	(B+, B2)	05/15/13	7.750	382,500
700	Freescale Semiconductor, Inc., Company Guaranteed Notes (Callable 12/15/11 @ $105.06)	(CCC, Caa3)	12/15/16	10.125	567,000
175	Jabil Circuit, Inc., Global Senior Unsecured Notes §	(BB+, Ba1)	03/15/18	8.250	188,125
725	Sanmina-SCI Corp., Company Guaranteed Notes (Callable 03/01/11 @ $104.06) §	(CCC, B2)	03/01/16	8.125	726,812
800	Viasystems, Inc., Global Company Guaranteed Notes (Callable 01/15/10 @ $100.00)	(B+, Caa1)	01/15/11	10.500	805,000
775	Viasystems, Inc., Rule 144A, Senior Secured Notes (Callable 07/15/12 @ $106.00) ‡	(B+, B3)	01/15/15	12.000	834,094
					3,503,531
Energy - Exploration & Production (5.3%)
475	Berry Petroleum Co., Senior Subordinated Notes (Callable 11/01/11 @ $104.13)	(B, B3)	11/01/16	8.250	470,250
600	Chesapeake Energy Corp., Company Guaranteed Notes §	(BB, Ba3)	07/15/13	7.625	631,500
175	Chesapeake Energy Corp., Company Guaranteed Notes §	(BB, Ba3)	12/15/18	7.250	177,188
1,175	Chesapeake Energy Corp., Global Company Guaranteed Notes (Callable 01/15/10 @ $102.29) §	(BB, Ba3)	01/15/16	6.875	1,180,875
425	Denbury Resources, Inc., Company Guaranteed Notes (Callable 03/01/13 @ $104.88)	(BB, B1)	03/01/16	9.750	455,812
825	Encore Acquisition Co., Company Guaranteed Notes (Callable 12/01/10 @ $103.63)	(B, B1)	12/01/17	7.250	829,125
300	Forest Oil Corp., Global Company Guaranteed Notes (Callable 06/15/12 @ $103.63) §	(BB-, B1)	06/15/19	7.250	297,750
600	Hilcorp Financial Co., Rule 144A, Senior Unsecured Notes (Callable 06/01/11 @ $104.50) ‡	(BB-, B2)	06/01/16	9.000	612,000
550	Mariner Energy, Inc., Company Guaranteed Notes (Callable 05/15/12 @ $104.00)	(B+, B3)	05/15/17	8.000	530,750
425	Penn Virginia Corp., Senior Notes (Callable 06/15/13 @ $105.19) §	(BB-, B2)	06/15/16	10.375	465,375
925	PetroHawk Energy Corp., Global Company Guaranteed Notes (Callable 06/01/12 @ $103.94) §	(B, B3)	06/01/15	7.875	938,875
425	Pioneer Natural Resources Co., Senior Unsecured Notes §	(BB+, Ba1)	01/15/20	7.500	427,318
625	Plains Exploration & Production Co., Company Guaranteed Notes (Callable 06/15/11 @ $103.88)	(BB, B1)	06/15/15	7.750	639,062
350	Range Resources Corp., Company Guaranteed Notes (Callable 10/01/12 @ $103.75) §	(BB, Ba3)	10/01/17	7.500	362,250
550	Stone Energy Corp., Global Senior Subordinated Notes (Callable 12/15/10 @ $102.25)	(B, Caa1)	12/15/14	6.750	493,625
525	Swift Energy Co, Company Guaranteed Notes (Callable 06/01/12 @ $103.56) §	(BB-, B3)	06/01/17	7.125	498,750
450	Whiting Petroleum Corp., Global Company Guaranteed Notes	(BB, B1)	02/01/14	7.000	453,938
					9,464,443
Environmental (0.2%)
325	Casella Waste Systems, Inc., Rule 144A, Senior Secured Notes (Callable 07/15/12 @ $105.50) ‡	(B+, B2)	07/15/14	11.000	353,438
Food & Drug Retailers (1.0%)
350	Ingles Markets, Inc., Global Senior Unsecured Notes (Callable 05/15/13 @ $104.44)	(BB-, B1)	05/15/17	8.875	365,750
650	Rite Aid Corp., Global Company Guaranteed Notes (Callable 06/15/11 @ $104.69) §	(CCC, Caa3)	12/15/15	9.375	575,250
425	Rite Aid Corp., Global Senior Secured Notes (Callable 06/12/13 @ $104.88) §	(B+, B3)	06/12/16	9.750	463,250
50	Stater Brothers Holdings, Inc., Global Company Guaranteed Notes (Callable 04/15/11 @ $103.88) §	(B+, B2)	04/15/15	7.750	51,000
325	Stater Brothers Holdings, Inc., Global Company Guaranteed Notes (Callable 06/15/10 @ $100.00) §	(B+, B2)	06/15/12	8.125	329,875
					1,785,125
Food - Wholesale (1.1%)
250	Chiquita Brands International, Inc., Global Senior Unsecured Notes (Callable 11/01/10 @ $102.50) §	(B, Caa2)	11/01/14	7.500	248,750
26	Dole Food Co., Inc., Global Company Guaranteed Notes	(B-, Caa1)	03/15/11	8.875	26,228
550	Pinnacle Foods Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 04/01/11 @ $104.63) ‡	(CCC+, Caa2)	04/01/15	9.250	561,000
375	Smithfield Foods, Inc., Rule 144A, Senior Secured Notes ‡	(B+, Ba3)	07/15/14	10.000	408,750
625	Southern States Cooperative, Inc., Rule 144A, Senior Notes ‡	(B+, B3)	11/01/11	11.000	626,562
					1,871,290

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Forestry & Paper (2.6%)
$388	Boise Cascade LLC, Global Company Guaranteed Notes (Callable 10/15/10 @ $102.38)	(B+, Caa1)	10/15/14	7.125	$351,625
200	Georgia-Pacific LLC Rule 144A, Company Guaranteed Notes (Callable 01/15/12 @ $103.56) ‡	(BB+, Ba3)	01/15/17	7.125	203,500
450	Georgia-Pacific LLC Rule 144A, Company Guaranteed Notes (Callable 05/01/13 @ $104.13) ‡	(BB+, Ba3)	05/01/16	8.250	479,250
450	Georgia-Pacific LLC, Debentures §	(BB, B2)	06/15/15	7.700	474,750
300	NewPage Corp., Global Company Guaranteed Notes (Callable 05/01/10 @ $103.00)	(CCC-, Caa3)	05/01/13	12.000	153,375
350	NewPage Corp., Global Secured Notes (Callable 05/01/10 @ $103.00)	(CCC-, Caa2)	05/01/12	10.000	252,000
1,175	NewPage Corp., Rule 144A, Senior Secured Notes (Callable 03/31/12 @ $105.00) ‡	(CCC+, B2)	12/31/14	11.375	1,192,625
1,000	Smurfit-Stone Container Enterprises, Inc., Global Senior Unsecured Notes (Callable 07/01/10 @ $100.00) Ø§	(D, NR)	07/01/12	8.375	890,000
675	Verso Paper, Inc., Series B, Global Company Guaranteed Notes (Callable 08/01/11 @ $105.69)	(CCC, Caa1)	08/01/16	11.375	546,750
75	Verso Paper, Inc., Series B, Global Senior Secured Notes (Callable 08/01/10 @ $104.56) §	(B-, B2)	08/01/14	9.125	72,000
					4,615,875
Gaming (5.0%)
775	Buffalo Thunder Development Authority, Rule 144A, Senior Secured Notes (Callable 12/15/10 @ $104.69) ‡Ø	(NR, NR)	12/15/14	9.375	139,500
125	Caesars Entertainment, Inc., Global Company Guaranteed Notes	(CCC-, Ca)	03/15/10	7.875	125,000
1,000	Caesars Entertainment, Inc., Global Company Guaranteed Notes	(CCC-, Ca)	05/15/11	8.125	1,005,000
775	CCM Merger, Inc., Rule 144A, Notes (Callable 08/01/10 @ $102.00) ‡	(CCC+, Caa3)	08/01/13	8.000	632,594
140	Choctaw Resort Development Enterprise, Rule 144A, Senior Notes (Callable 11/15/11 @ $103.63) ‡	(B, B2)	11/15/19	7.250	93,450
375	FireKeepers Development Authority, Rule 144A, Senior Secured Notes (Callable 05/01/12 @ $110.50) ‡	(B, B3)	05/01/15	13.875	427,500
375	Fontainebleau Las Vegas Holdings LLC, Rule 144A, Second Mortgage Notes (Callable 06/15/11 @ $105.13) ‡Ø	(NR, NR)	06/15/15	11.000	5,625
475	Harrahs Escrow Corp., Rule 144A, Senior Secured Notes (Callable 06/01/13 @ $105.62) ‡§	(B-, Caa1)	06/01/17	11.250	499,344
475	Inn of the Mountain Gods Resort & Casino, Global Company Guaranteed Notes Ø§	(D, Ca)	11/15/10	12.000	198,906
900	Jacobs Entertainment, Inc., Global Company Guaranteed Notes (Callable 06/15/10 @ $104.88)	(B-, B3)	06/15/14	9.750	843,750
625	Majestic Star Casino Capital Corp., Senior Secured Notes Ø	(D, NR)	10/15/10	9.500	413,281
850	Mashantucket Western Pequot Tribe, Rule 144A, Bonds (Callable 11/15/11 @ $104.25) ‡Ø	(D, NR)	11/15/15	8.500	212,500
725	MGM Mirage, Inc., Company Guaranteed Notes	(CCC+, Caa2)	06/01/16	7.500	569,125
150	MGM Mirage, Inc., Company Guaranteed Notes §	(CCC+, Caa2)	01/15/17	7.625	117,375
550	MGM Mirage, Inc., Global Company Guaranteed Notes §	(CCC+, Caa2)	04/01/16	6.875	422,125
600	MGM Mirage, Inc., Rule 144A, Senior Secured Notes (Callable 05/15/13 @ $105.56) ‡	(B, B1)	11/15/17	11.125	667,500
1,100	MTR Gaming Group, Inc., Rule 144A, Senior Secured Notes (Callable 07/15/11 @ $106.31) ‡	(B, B2)	07/15/14	12.625	1,064,250
850	Peninsula Gaming LLC, Rule 144A, Senior Unsecured Notes (Callable 08/15/13 @ $105.38) ‡§	(B, B3)	08/15/17	10.750	858,500
435	Tropicana Finance Corp., Global Senior Subordinated Notes (Callable 12/15/10 @ $104.81) Ø	(NR, NR)	12/15/14	9.625	2,447
675	Turning Stone Resort Casino Enterprise, Rule 144A, Senior Unsecured Notes (Callable 09/15/10 @ $104.56) ‡	(B+, B1)	09/15/14	9.125	663,187
					8,960,959
Gas Distribution (2.8%)
600	Amerigas Partners LP, Global Senior Unsecured Notes (Callable 05/20/10 @ $103.63)	(NR, Ba3)	05/20/15	7.250	603,000
725	El Paso Corp., Senior Unsecured Notes	(BB-, Ba3)	06/01/18	7.250	719,924
1,150	El Paso Performance-Linked Trust, Rule 144A, Senior Unsecured Notes ‡	(NR, Ba3)	07/15/11	7.750	1,184,685
525	Inergy Finance Corp., Global Company Guaranteed Notes (Callable 03/01/11 @ $104.13)	(B+, B1)	03/01/16	8.250	535,500
200	Inergy Finance Corp., Global Company Guaranteed Notes (Callable 12/15/10 @ $102.29)	(B+, B1)	12/15/14	6.875	198,500
350	MarkWest Energy Finance Corp., Series B, Global Company Guaranteed Notes (Callable 04/15/13 @ $104.38)	(B+, B2)	04/15/18	8.750	362,250
650	Targa Resources Partners Finance Corp., Global Company Guaranteed Notes (Callable 07/01/12 @ $104.13)	(B, B2)	07/01/16	8.250	647,562
600	The Williams Cos., Inc., Series A, Global Senior Unsecured Notes	(BB+, Baa3)	01/15/31	7.500	649,006
					4,900,427
Health Facilities (6.0%)
225	Alliance HealthCare Services, Inc., Rule 144A, Senior Notes (Callable 12/01/12 @ $104.00) ‡	(B, B3)	12/01/16	8.000	220,500
775	Bausch & Lomb, Inc., Global Senior Unsecured Notes (Callable 11/01/11 @ $104.94) §	(B, Caa1)	11/01/15	9.875	821,500
350	Biomet, Inc., Global Company Guaranteed Notes (Callable 10/15/12 @ $105.00)	(B-, B3)	10/15/17	10.000	381,938

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Health Facilities
$350	Biomet, Inc., Global Company Guaranteed Notes (Callable 10/15/12 @ $105.81)	(B-, Caa1)	10/15/17	11.625	$388,500
725	Community Health Systems, Inc., Global Company Guaranteed Notes (Callable 07/15/11 @ $104.44) §	(B, B3)	07/15/15	8.875	752,187
2,325	HCA, Inc., Global Secured Notes (Callable 11/15/11 @ $104.63)	(BB-, B2)	11/15/16	9.250	2,502,281
475	HCA, Inc., Global Senior Unsecured Notes	(B-, Caa1)	01/15/15	6.375	450,656
525	HCA, Inc., Rule 144A, Senior Secured Notes (Callable 08/15/14 @ $103.94) ‡§	(BB, Ba3)	02/15/20	7.875	547,969
625	Healthsouth Corp., Global Company Guaranteed Notes (Callable 06/15/11 @ $105.38)	(CCC+, Caa1)	06/15/16	10.750	682,812
450	Inverness Medical Innovations, Inc., Company Guaranteed Notes (Callable 05/15/13 @ $104.50)	(B-, B3)	05/15/16	9.000	462,375
400	Omega Healthcare Investors, Inc., Global Company Guaranteed Notes (Callable 01/15/11 @ $103.50) §	(BB+, Ba3)	01/15/16	7.000	396,000
725	Tenet Healthcare Corp., Global Senior Unsecured Notes §	(CCC+, Caa2)	02/01/15	9.250	775,750
850	Tenet Healthcare Corp., Rule 144A, Senior Secured Notes (Callable 07/01/14 @ $104.44) ‡	(BB-, B2)	07/01/19	8.875	922,250
175	Universal Hospital Services, Inc., Global Senior Secured Notes (Callable 06/01/11 @ $101.00)	(B+, B3)	06/01/15	8.500	173,250
475	Vanguard Health Holding Co. II LLC, Global Company Guaranteed Notes (Callable 10/01/10 @ $103.00)	(CCC+, Caa1)	10/01/14	9.000	494,594
650	VWR Funding, Inc., Series B, Global Company Guaranteed Notes (Callable 07/15/11 @ $105.13) §	(B-, Caa1)	07/15/15	10.250	679,250
					10,651,812
Health Services (1.0%)
225	Quintiles Transnational Corp., Rule 144A, Senior Notes (Callable 02/04/10 @ $102.50) ‡	(B, B3)	12/30/14	9.500	226,688
225	Rural/Metro Corp., Global Senior Discount Notes (Callable 03/15/10 @ $106.38) +	(B, Caa1)	03/15/16	0.000	228,375
250	Service Corporation International, Global Senior Unsecured Notes	(BB-, B1)	06/15/17	7.000	243,750
150	Service Corporation International, Global Senior Unsecured Notes §	(BB-, B1)	10/01/18	7.625	149,250
250	Service Corporation International, Senior Unsecured Notes	(BB-, B1)	11/15/21	8.000	247,500
550	Stewart Enterprises, Inc., Global Company Guaranteed Notes (Callable 02/15/10 @ $101.56)	(BB-, Ba3)	02/15/13	6.250	538,312
275	Universal Hospital Services, Inc., Global Senior Secured Notes (Callable 06/01/10 @ $101.00) #	(B+, B3)	06/01/15	3.859	233,063
					1,866,938
Hotels (0.9%)
475	Felcor Lodging LP, Rule 144A, Senior Secured Notes ‡§	(B-, B2)	10/01/14	10.000	481,532
425	Host Hotels & Resorts LP, Rule 144A, Senior Unsecured Notes (Callable 05/15/13 @ $104.50) ‡§	(BB+, Ba1)	05/15/17	9.000	461,656
750	Host Hotels & Resorts LP, Series Q, Global Company Guaranteed Notes (Callable 06/01/11 @ $103.33)	(BB+, Ba1)	06/01/16	6.750	750,000
					1,693,188
Household & Leisure Products (0.3%)
550	ALH Finance Corp., Global Company Guaranteed Notes (Callable 01/15/10 @ $102.13)	(B-, Caa1)	01/15/13	8.500	552,750
lnvestments & Misc. Financial Services (0.2%)
425	Nuveen Investments, Inc., Global Company Guaranteed Notes (Callable 11/15/11 @105.25)	(CCC, Caa3)	11/15/15	10.500	387,813
Leisure (0.4%)
472	Six Flags Operations, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/13 @ $106.12) Ø‡	(D, NR)	07/15/16	12.250	505,040
600	Six Flags, Inc., Global Senior Unsecured Notes (Callable 06/01/10 @ $103.21) Ø	(D, NR)	06/01/14	9.625	195,750
					700,790
Machinery (0.8%)
700	Baldor Electric Co., Company Guaranteed Notes (Callable 02/15/12 @ $104.31)	(B, B3)	02/15/17	8.625	719,250
500	CPM Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 09/01/12 @ $105.31) ‡§	(B+, B2)	09/01/14	10.625	530,000
250	Terex Corp., Senior Subordinated Notes (Callable 11/15/12 @ $104.00) §	(B, Caa1)	11/15/17	8.000	241,875
					1,491,125
Media - Broadcast (1.8%)
475	Allbritton Communications Co., Global Senior Subordinated Notes (Callable 12/15/10 @ $100.00) §	(B-, Caa1)	12/15/12	7.750	469,656
515	Barrington Broadcasting Capital Corp., Global Company Guaranteed Notes (Callable 08/15/10 @ $105.25)	(CCC-, Caa3)	08/15/14	10.500	364,363
775	Clear Channel Communications, Inc., Senior Unsecured Notes	(CCC-, Ca)	09/15/14	5.500	511,500
675	Clear Channel Worldwide Holdings, Inc. Rule 144A, Company Guaranteed Notes (Callable 12/15/12 @ $106.94) ‡	(B, B2)	12/15/17	9.250	698,625
200	Clear Channel Worldwide Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/15/12 @ $106.94) ‡	(B, B2)	12/15/17	9.250	205,000

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Media - Broadcast
$46	CMP Susquehanna Corp., Global Company Guranteed Notes (Callable 05/15/10 @ $104.94)	(NR, NR)	05/15/14	3.272	$11,500
550	Fisher Communications, Inc., Global Company Guaranteed Notes (Callable 09/15/10 @ $102.88)	(B-, B2)	09/15/14	8.625	530,062
441	Local TV Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 06/15/11 @ $104.63) ‡	(CCC, Caa3)	06/15/15	9.250	191,835
337	Umbrella Acquisition, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/11 @ $104.88) ‡	(CCC, Caa2)	03/15/15	9.750	296,805
925	Young Broadcasting, Inc., Global Company Guaranteed Notes (Callable 01/15/10 @ $102.92) Ø	(D, NR)	01/15/14	8.750	3,238
					3,282,584
Media - Cable (4.0%)
1,165	Atlantic Broadband Finance LLC, Global Company Guaranteed Notes (Callable 01/15/10 @ $103.13)	(B-, Caa1)	01/15/14	9.375	1,166,456
694	CCH II Capital Corp., Global Senior Notes (Callable 11/30/12 @ $106.75)	(B, NR)	11/30/16	13.500	820,852
775	Cequel Capital Corp., Rule 144A, Senior Unsecured Notes (Callable 11/15/12 @ $106.47) ‡	(B-, B3)	11/15/17	8.625	786,625
325	Charter Communications Operating Capital, Rule 144A, Secured Notes ‡	(BB-, B1)	04/30/12	8.000	335,563
450	CSC Holdings, Inc., Rule 144A, Senior Unsecured Notes ‡	(BB, Ba3)	04/15/14	8.500	481,500
1,050	CSC Holdings, Inc., Rule 144A, Senior Unsecured Notes ‡	(BB, Ba3)	02/15/19	8.625	1,135,312
250	CSC Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 06/15/12 @ $104.25) ‡	(BB, Ba3)	06/15/15	8.500	267,500
850	DISH DBS Corp., Global Company Guaranteed Notes	(BB-, Ba3)	10/01/14	6.625	859,563
600	DISH DBS Corp., Global Company Guaranteed Notes §	(BB-, Ba3)	05/31/15	7.750	631,500
475	Mediacom Broadband Corp., Global Senior Unsecured Notes (Callable 10/15/10 @ $104.25) §	(B-, B3)	10/15/15	8.500	482,125
175	Mediacom Capital Corp., Rule 144A, Senior Notes (Callable 08/15/14 @ $104.56) ‡	(B-, B3)	08/15/19	9.125	179,375
					7,146,371
Media - Diversified (0.3%)
525	Block Communications, Inc., Rule 144A, Senior Notes (Callable 12/15/10 @ $104.13) ‡	(B, B1)	12/15/15	8.250	512,531
Media - Services (0.9%)
250	Lamar Media Corp., Series C, Global Company Guaranteed Notes (Callable 08/15/10 @ $103.31)	(B, B2)	08/15/15	6.625	241,250
450	Nielsen Finance Co., Global Company Guaranteed Notes (Callable 05/01/13 @ $105.75)	(B-, Caa1)	05/01/16	11.500	505,125
675	WMG Acquisition Corp., Global Company Guaranteed Notes (Callable 04/15/10 @ $102.46) §	(B, B1)	04/15/14	7.375	655,594
250	WMG Acquisition Corp., Rule 144A, Senior Secured Notes (Callable 06/15/13 @ $104.75) ‡	(BB, Ba2)	06/15/16	9.500	269,062
					1,671,031
Metals & Mining - Excluding Steel (1.4%)
175	Aleris International, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $104.50) Ø	(D, NR)	12/15/14	9.000	1,351
675	Aleris International, Inc., Global Company Guaranteed Notes (Callable 12/15/11 @ $105.00) Ø	(D, NR)	12/15/16	10.000	5,062
375	Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes (Callable 04/01/11 @ $104.13) §	(BBB-, Ba2)	04/01/15	8.250	409,187
625	Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes (Callable 04/01/12 @ $104.19)	(BBB-, Ba2)	04/01/17	8.375	685,313
1,122	Noranda Aluminium Acquisition Corp., Global Company Guaranteed Notes (Callable 05/15/10 @ $100.00) #	(D, Caa2)	05/15/15	5.274	876,642
475	Novelis, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/15/12 @ $108.63) ‡	(B-, Caa1)	02/15/15	11.500	511,219
					2,488,774
Oil Field Equipment & Services (2.5%)
525	Bristow Group, Inc., Global Company Guaranteed Notes (Callable 09/15/12 @ $103.75) §	(BB, Ba2)	09/15/17	7.500	522,375
900	Calfrac Holdings LP, Rule 144A, Company Guaranteed Notes (Callable 02/15/11 @ $103.88) ‡	(NR, B2)	02/15/15	7.750	877,500
650	Edgen Murray Corp., Rule 144A, Senior Secured Notes (Callable 01/15/13 @ $106.13) ‡§	(B, Caa1)	01/15/15	12.250	641,875
525	Helix Energy Solutions Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/12 @ $104.75) ‡	(B+, B3)	01/15/16	9.500	540,750
250	Hornbeck Offshore Services, Inc., Rule 144A, Senior Notes (Callable 09/01/13 @ $104.00) ‡§	(BB-, Ba3)	09/01/17	8.000	251,250
350	Hornbeck Offshore Services, Inc., Series B, Global Company Guaranteed Notes (Callable 12/01/10 @ $102.04) §	(BB-, Ba3)	12/01/14	6.125	328,562
300	Key Energy Services, Inc., Global Company Guaranteed Notes (Callable 12/01/11 @ $104.19) §	(BB-, B1)	12/01/14	8.375	302,250
600	McJunkin Red Man Corp., Rule 144A, Senior Secured Notes (Callable 12/15/12 @ $107.13) ‡§	(B, B3)	12/15/16	9.500	589,500
400	Pride International, Inc., Senior Unsecured Notes §	(BBB-, Ba1)	06/15/19	8.500	464,000
					4,518,062
Oil Refining & Marketing (0.4%)
700	Western Refining, Inc., Rule 144A, Senior Secured Notes (Callable 12/15/11 @ $105.00) ‡#	(BB-, B3)	06/15/14	7.754	630,000

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Packaging (1.3%)
$765	Berry Plastics Corp., Global Secured Notes (Callable 09/15/10 @ $104.44) §	(CCC, Caa1)	09/15/14	8.875	$747,788
800	GPC Capital Corp. I, Global Company Guaranteed Notes (Callable 10/15/10 @ $103.29) §	(CCC+, Caa1)	10/15/14	9.875	820,000
750	GPC Capital Corp. I, Rule 144A, Senior Notes (Callable 01/01/14 @ $104.13) ‡	(CCC+, Caa1)	01/01/17	8.250	744,375
					2,312,163
Pharmaceuticals (0.3%)
450	QHP Royalty Sub LLC, Rule 144A, Senior Secured Notes ‡	(NR, NR)	03/15/15	10.250	452,373
Printing & Publishing (1.1%)
875	Cengage Learning Acquisitions, Inc., Rule 144A, Senior Notes (Callable 07/15/11 @ $105.25) ‡	(CCC+, Caa2)	01/15/15	10.500	841,094
500	Cenveo Corp., Global Senior Subordinated Notes (Callable 12/01/10 @ $101.31)	(B-, Caa1)	12/01/13	7.875	465,000
1,125	Idearc, Inc., Global Company Guaranteed Notes (Callable 11/15/11 @ $104.00) Ø	(D, NR)	11/15/16	8.000	84,375
1,215	The Reader's Digest Association, Inc., Global Company Guaranteed Notes (Callable 02/15/12 @ $104.50) Ø	(D, NR)	02/15/17	9.000	19,744
525	Valassis Communications, Inc., Global Company Guaranteed Notes (Callable 03/01/11 @ $104.13)	(B-, B3)	03/01/15	8.250	526,312
					1,936,525
Railroads (0.3%)
500	Kansas City Southern Railway, Company Guaranteed Notes (Callable 06/01/12 @ $104.00)	(B+, B2)	06/01/15	8.000	520,625
Restaurants (0.3%)
475	Denny's Holdings, Inc., Global Company Guaranteed Notes (Callable 10/01/10 @ $100.00)	(B-, Caa1)	10/01/12	10.000	488,063
Software/Services (2.5%)
900	First Data Corp., Global Company Guaranteed Notes (Callable 09/30/11 @ $104.94) §	(B-, Caa1)	09/24/15	9.875	843,750
950	SunGard Data Systems, Inc., Global Company Guaranteed Notes (Callable 08/15/10 @ $105.13) §	(B-, Caa1)	08/15/15	10.250	1,016,500
475	Unisys Corp., Rule 144A, Senior Secured Notes (Callable 10/15/12 @ $106.38) ‡	(BB-, Ba3)	10/15/14	12.750	551,000
700	Unisys Corp., Senior Unsecured Notes (Callable 01/15/12 @ $106.25) §	(B, Caa1)	01/15/16	12.500	728,000
1,325	Vangent, Inc., Global Company Guaranteed Notes (Callable 02/15/11 @ $104.81)	(CCC+, Caa2)	02/15/15	9.625	1,253,781
					4,393,031
Specialty Retail (1.9%)
525	Asbury Automotive Group, Inc., Global Company Guaranteed Notes (Callable 03/15/12 @ $103.81)	(B-, Caa1)	03/15/17	7.625	497,438
825	Brookstone Co., Inc., Global Senior Secured Notes (Callable 10/15/10 @ $103.00)	(CCC-, Caa3)	10/15/12	12.000	552,750
300	Michaels Stores, Inc., Global Company Guaranteed Notes (Callable 11/01/10 @ $105.00) §	(CCC, Caa2)	11/01/14	10.000	312,000
500	Michaels Stores, Inc., Global Company Guaranteed Notes (Callable 11/01/11 @ $105.69) §	(CCC, Caa3)	11/01/16	11.375	528,750
400	SGS International, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $103.00)	(B-, B3)	12/15/13	12.000	406,500
655	Susser Finance Corp., Global Company Guaranteed Notes (Callable 12/15/10 @ $102.66)	(B+, B3)	12/15/13	10.625	686,112
400	Yankee Acquisition Corp., Series B, Global Company Guaranteed Notes (Callable 02/15/11 @ $104.25) §	(B-, B3)	02/15/15	8.500	399,000
					3,382,550
Steel Producers/Products (1.1%)
800	Ryerson, Inc., Global Senior Secured Notes (Callable 11/01/11 @ $106.00)	(CCC+, Caa1)	11/01/15	12.000	840,000
550	Steel Dynamics, Inc., Global Senior Unsecured Notes (Callable 04/15/12 @ $103.88)	(BB+, Ba2)	04/15/16	8.250	575,437
475	Tube City IMS Corp., Global Company Guaranteed Notes (Callable 02/01/11 @ $104.88)	(B-, Caa1)	02/01/15	9.750	461,344
					1,876,781
Support - Services (3.0%)
225	ARAMARK Corp., Global Company Guaranteed Notes (Callable 02/01/11 @ $104.25) §	(B, B3)	02/01/15	8.500	232,875
750	Ashtead Capital, Inc., Rule 144A, Secured Notes (Callable 08/15/11 @ $104.50) ‡	(B+, B2)	08/15/16	9.000	754,687
550	DynCorp International, Series B, Global Senior Subordinated Notes (Callable 02/15/10 @ $102.38)	(B+, B1)	02/15/13	9.500	559,625
125	Iron Mountain, Inc., Company Guaranteed Notes (Callable 06/15/13 @ $104.00)	(B+, B2)	06/15/20	8.000	127,500
175	Iron Mountain, Inc., Senior Subordinated Notes (Callable 08/15/14 @ $104.19)	(B+, B2)	08/15/21	8.375	181,563
650	Mobile Mini, Inc., Global Company Guaranteed Notes (Callable 08/01/10 @ $104.88)	(B+, B2)	08/01/14	9.750	679,250
325	Sotheby's, Global Company Guaranteed Notes	(B, B1)	06/15/15	7.750	310,375
325	The Hertz Corp., Global Company Guaranteed Notes (Callable 01/01/10 @ $104.44)	(CCC+, B2)	01/01/14	8.875	333,937
400	The Hertz Corp., Global Company Guaranteed Notes (Callable 01/01/11 @ $105.25) §	(CCC+, B3)	01/01/16	10.500	429,000

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Support - Services
$175	Travelport LLC, Global Company Guaranteed Notes (Callable 09/01/10 @ $104.94)	(CCC+, B3)	09/01/14	9.875	$181,563
775	Travelport LLC, Global Company Guaranteed Notes (Callable 09/01/11 @ $105.94) §	(CCC, Caa1)	09/01/16	11.875	825,375
400	United Rentals North America, Inc., Global Company Guaranteed Notes (Callable 02/15/10 @ $102.33)	(CCC+, Caa1)	02/15/14	7.000	364,000
275	United Rentals North America, Inc., Global Company Guaranteed Notes (Callable 06/15/13 @ $105.44)	(B, B3)	06/15/16	10.875	300,437
					5,280,187
Telecom - Integrated/Services (4.5%)
375	Cincinnati Bell, Inc., Global Company Guaranteed Notes (Callable 01/15/10 @ $102.79) §	(B-, B2)	01/15/14	8.375	383,438
275	Cincinnati Bell, Inc., Global Company Guaranteed Notes (Callable 02/15/10 @ $103.50)	(B+, Ba3)	02/15/15	7.000	272,938
475	Frontier Communications Corp., Senior Unsecured Notes §	(BB, Ba2)	10/01/18	8.125	483,313
700	HNS Finance Corp., Global Company Guaranteed Notes (Callable 04/15/10 @ $104.75) §	(B, B1)	04/15/14	9.500	726,250
1,675	Intelsat Corp., Global Senior Unsecured Notes (Callable 08/15/10 @ $103.13)	(BB-, B3)	08/15/14	9.250	1,729,437
850	Level 3 Financing, Inc., Global Company Guaranteed Notes (Callable 02/15/10 @ $101.00) #	(CCC, Caa1)	02/15/15	4.601	646,000
300	Level 3 Financing, Inc., Global Company Guaranteed Notes (Callable 03/15/10 @ $106.13) §	(CCC, Caa1)	03/15/13	12.250	319,500
950	Paetec Holding Corp., Series WI, Global Company Guaranteed Notes (Callable 07/15/11 @ $104.75) §	(CCC+, Caa1)	07/15/15	9.500	919,125
300	Qwest Communications International, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/01/12 @ $104.00) ‡§	(B+, Ba3)	10/01/15	8.000	309,750
1,275	Qwest Communications International, Inc., Series B, Global Company Guaranteed Notes (Callable 02/15/10 @ $102.50) §	(B+, Ba3)	02/15/14	7.500	1,286,156
675	Windstream Corp., Global Company Guaranteed Notes (Callable 08/01/11 @ $104.31) §	(BB-, Ba3)	08/01/16	8.625	690,187
300	Windstream Corp., Rule 144A, Company Guaranteed Notes ‡	(BB-, Ba3)	11/01/17	7.875	297,750
					8,063,844
Telecom - Wireless (3.4%)
600	Cricket Communications, Inc., Global Company Guaranteed Notes (Callable 11/01/10 @ $104.69) §	(B-, B3)	11/01/14	9.375	606,000
200	Cricket Communications, Inc., Global Senior Secured Notes (Callable 05/15/12 @ $105.81)	(B+, Ba2)	05/15/16	7.750	200,500
625	GeoEye, Inc., Rule 144A, Senior Secured Notes (Callable 10/01/13 @ $104.81) ‡§	(B, B1)	10/01/15	9.625	646,094
615	MetroPCS Wireless, Inc., Global Company Guaranteed Notes (Callable 11/01/10 @ $104.63) §	(B, B3)	11/01/14	9.250	625,762
2,325	Nextel Communications, Inc., Series F, Company Guaranteed Notes (Callable 03/15/10 @ $101.49) §	(BB, Ba2)	03/15/14	5.950	2,182,594
1,950	Sprint Nextel Corp., Senior Unsecured Notes §	(BB, Ba3)	12/01/16	6.000	1,789,125
					6,050,075
Textiles & Apparel (0.3%)
500	Levi Strauss & Co., Global Senior Notes (Callable 01/15/10 @ $104.88)	(B+, B2)	01/15/15	9.750	527,500
Theaters & Entertainment (0.7%)
625	AMC Entertainment, Inc., Global Company Guaranteed Notes (Callable 03/01/10 @ $102.67) §	(CCC+, Caa1)	03/01/14	8.000	600,000
675	AMC Entertainment, Inc., Global Senior Unsecured Notes (Callable 06/01/14 @ $104.38) §	(B-, B1)	06/01/19	8.750	691,875
					1,291,875
Tobacco (0.3%)
450	Alliance One International, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/15/13 @ $105.00) ‡	(B+, B2)	07/15/16	10.000	474,750
TOTAL U.S. CORPORATE BONDS (Cost $157,139,707)					154,058,766
FOREIGN CORPORATE BONDS (9.2%)
Aerospace & Defense (0.3%)
500	Bombardier, Inc., Rule 144A, Senior Unsecured Notes (Canada) ‡	(BB+, Ba2)	05/01/14	6.300	497,500
Chemicals (1.0%)
1,125	Cognis GmbH, Rule 144A, Senior Secured Notes (Germany) ‡#	(B-, B2)	09/15/13	2.254	1,074,375
1,125	Ineos Group Holdings PLC, Rule 144A, Secured Notes (Callable 02/15/11 @ $104.25) (United Kingdom) ‡	(CCC-, Caa3)	02/15/16	8.500	762,187
					1,836,562

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
FOREIGN CORPORATE BONDS
Computer Hardware (0.2%)
$325	Seagate Technology International, Rule 144A, Secured Notes (Callable 05/01/13 @ $105.00) (Cayman Islands) ‡§	(BB+, Ba1)	05/01/14	10.000	$360,750
Electronics (0.5%)
600	Avago Technologies Finance, Global Company Guaranteed Notes (Callable 12/01/10 @ $105.94) (Singapore)	(B+, Ba3)	12/01/15	11.875	663,750
94	NXP Funding LLC, Rule 144A, Senior Secured Notes (Netherlands) ‡	(B-, NR)	07/15/13	10.000	135,491
75	NXP Funding LLC, Series EXCH, Global Senior Secured Notes (Callable 10/15/10 @ $103.94) (Netherlands)	(CC, C)	10/15/14	7.875	68,437
					867,678
Energy - Exploration & Production (0.3%)
550	OPTI Canada, Inc., Global Senior Secured Notes (Callable 12/15/10 @ $104.13) (Canada)	(B, Caa3)	12/15/14	8.250	455,813
Environmental (0.6%)
1,000	Waste Services, Inc., Global Senior Subordinated Notes (Callable 04/15/10 @ $103.17) (Canada)	(B-, Caa1)	04/15/14	9.500	1,050,000
Forestry & Paper (0.9%)
1,450	Abitibi-Consolidated Co. of Canada, Global Company Guaranteed Notes (Canada) Ø	(D, NR)	06/15/11	7.750	215,688
500	Smurfit Kappa Acquisitions, Rule 144A, Senior Secured Notes (Callable 11/15/13 @ $103.63) (Ireland) ‡	(BB, Ba2)	11/15/17	7.250	700,337
750	Smurfit Kappa Funding PLC, Global Senior Subordinated Notes (Callable 01/31/10 @ $103.88) (Ireland) §	(B, B2)	04/01/15	7.750	724,687
					1,640,712
Gaming (0.5%)
400	Codere Finance Luxembourg SA, Rule 144A, Senior Secured Notes (Callable 06/15/10 @ $104.13) (Luxembourg) ‡	(B, B2)	06/15/15	8.250	510,770
350	Peermont Global Proprietary, Ltd., Rule 144A, Senior Secured Notes (Callable 04/30/10 @ $105.81) (South Africa) ‡	(B, B3)	04/30/14	7.750	441,903
					952,673
Media - Cable (0.8%)
400	Unitymedia GmbH, Rule 144A, Senior Secured Notes (Callable 02/15/10 @ $105.06) (Germany) ‡	(B+, B2)	02/15/15	10.125	608,334
200	UPC Germany GmbH, Rule 144A, Senior Secured Notes (Callable 12/01/12 @ $108.22) (Germany) ‡	(BB-, B1)	12/01/17	8.125	294,124
60	Virgin Media Finance PLC, Global Company Guaranteed Notes (Callable 04/15/10 @ $103.25) (United Kingdom)	(B, B2)	04/15/14	9.750	101,878
150	Virgin Media Finance PLC, Global Company Guaranteed Notes (Callable 08/15/11 @ $104.56) (United Kingdom)	(B, B2)	08/15/16	9.125	158,812
250	Virgin Media Finance PLC, Global Company Guaranteed Notes (Callable 10/15/14 @ $104.19) (United Kingdom) §	(B, B2)	10/15/19	8.375	258,437
					1,421,585
Media - Diversified (0.4%)
775	Quebecor Media, Inc., Global Senior Unsecured Notes (Callable 03/15/11 @ $103.88) (Canada) §	(B, B2)	03/15/16	7.750	776,937
Metals & Mining - Excluding Steel (1.0%)
225	Teck Resources, Ltd., Global Senior Secured Notes (Callable 05/15/13 @ $105.13) (Canada)	(BB+, Ba2)	05/15/16	10.250	263,250
850	Teck Resources, Ltd., Global Senior Secured Notes (Callable 05/15/14 @ $105.38) (Canada) §	(BB+, Ba2)	05/15/19	10.750	1,020,000
425	Teck Resources, Ltd., Global Senior Secured Notes (Canada)	(BB+, Ba2)	05/15/14	9.750	492,469
					1,775,719
Oil Field Equipment & Services (0.3%)
475	Cie Generale de Geophysique-Veritas, Global Company Guaranteed Notes (Callable 05/15/10 @ $103.75) (France)	(BB, Ba3)	05/15/15	7.500	473,813
Packaging (0.1%)
175	Impress Holdings BV, Rule 144A, Company Guaranteed Notes (Callable 09/15/10 @ $104.63) (Netherlands) ‡	(B-, B3)	09/15/14	9.250	262,380

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
FOREIGN CORPORATE BONDS
Telecom - Integrated/Services (0.8%)
$924	Global Crossing UK Finance PLC, Global Senior Secured Notes (Callable 12/15/10 @ $103.58) (United Kingdom)	(B-, B3)	12/15/14	10.750	$951,720
350	Hellas Telecommunications II SCA, Rule 144A, Subordinated Notes (Callable 01/15/10 @ $100.00) (Luxembourg) Ø‡#	(D, C)	01/15/15	6.034	12,250
375	Intelsat Subsidiary Holding Co., Ltd., Global Company Guaranteed Notes (Callable 01/15/10 @ $104.44) (Bermuda)	(B+, B3)	01/15/15	8.875	390,000
					1,353,970
Telecom - Wireless (0.3%)
350	Wind Acquisition Finance SA, Rule 144A, Company Guaranteed Notes (Callable 07/15/13 @ $105.88) (Luxembourg) ‡	(B+, B2)	07/15/17	11.750	548,612
Textiles & Apparel (0.0%)
150	IT Holding Finance SA, Rule 144A, Company Guaranteed Notes (Luxembourg) ‡Ø	(NR, NR)	11/15/12	9.875	39,814
Transportation - Excluding Air/Rail (1.2%)
1,125	Navios Maritime Holdings, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $104.75) (Marshall Islands)	(B+, B3)	12/15/14	9.500	1,125,000
975	Ship Finance International, Ltd., Global Company Guaranteed Notes (Callable 12/15/10 @ $101.42 (Bermuda)	(B+, B1)	12/15/13	8.500	925,031
					2,050,031
TOTAL FOREIGN CORPORATE BONDS (Cost $16,472,328)					16,364,549
BANK LOANS (1.2%)
Electronics (0.4%)
920	AVAYA, Inc.	(NR, NR)	10/24/14	3.137	794,112
Energy - Exploration & Production (0.3%)
522	ATP Oil & Gas	(NR, NR)	07/15/14	5.750	507,159
Gaming (0.3%)
489	CCM Merger, Inc.	(NR, NR)	07/21/12	8.500	477,712
Pharmaceuticals (0.2%)
391	Nycomed Holdings Aps	(NR, NR)	12/29/13	7.350	360,082
TOTAL BANK LOANS (Cost $1,707,283)					2,139,065
Number of Shares
COMMON STOCKS (0.4%)
Auto Components (0.0%)
1,219	Safelite Realty Corp. *^				13,775
Building Products (0.0%)
328	Nortek, Inc. *				11,480
Chemicals (0.0%)
4,893	Huntsman Corp.				55,242
Commercial Services & Supplies (0.1%)
10,652	Mail Well, Inc., Rule 144A *‡				93,205
Diversified Financial Services (0.2%)
12,186	CIT Group, Inc. *				336,455

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2009

Number of Shares		Value
COMMON STOCKS
Hotels, Restaurants & Leisure (0.0%)
1,500	Progressive Gaming International Corp. *	$15
Media (0.1%)
7,500	Adelphia (Escrow Holding) *^	0
750,000	Adelphia Recovery Trust *^	0
6,657	Charter Communications, Inc. *§	236,324
		236,324
TOTAL COMMON STOCKS (Cost $1,479,888)		746,496
PREFERRED STOCKS (0.1%)
Banks (0.1%)
299	GMAC, Inc., Rule 144A (Callable 12/31/11 @ $1,000) ‡	197,097
Media - Broadcast (0.0%)
10,727	CMP Susquehanna Radio Holdings Corp., Rule 144A, Series A *‡	11
TOTAL PREFERRED STOCKS (Cost $62,588)		197,108
WARRANTS (0.0%)
Building Products (0.0%)
864	Nortek, Inc., strike price $1.00, expires 12/07/14 *^	864
Diversified Financial Services (0.0%)
12,259	CNB Capital Trust I, Rule 144A, strike price $0.00, expires 03/23/19 *‡	12
Media (0.0%)
1,110	Charter Communications, Inc., strike price $5.00, expires 11/30/14 *§	5,550
TOTAL WARRANTS (Cost $6,414)		6,426
SHORT-TERM INVESTMENT (28.5%)
50,596,949	State Street Navigator Prime Portfolio §§ (Cost $50,596,949)	50,596,949
TOTAL INVESTMENTS AT VALUE (126.1%) (Cost $227,465,157)		224,109,359
LIABILITIES IN EXCESS OF OTHER ASSETS (-26.1%)		(46,455,031)
NET ASSETS (100.0%)		$177,654,328

INVESTMENT ABBREVIATION

NR = Not Rated

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to a value of $46,966,579 or 26.4% of net assets.

+  Step Bond - The interest rate is as of December 31, 2009 and will reset at a future date.

Ø  Bond is currently in default.

*  Non-income producing security.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

#  Variable rate obligations - The interest rate is the rate as of December 31, 2009.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments at value, including collateral for securities on loan of $50,596,949 (Cost $227,465,157) (Note 2)	$224,109,359 [1]
Cash	125,083
Foreign currency at value (cost $526,508)	526,496
Dividend and interest receivable	3,629,680
Unrealized appreciation on forward currency contracts (Note 2)	145,866
Receivable for investments sold	3,517
Prepaid expenses and other assets	19,302
Total Assets	228,559,303
Liabilities
Advisory fee payable (Note 3)	203,607
Administrative services fee payable (Note 3)	21,931
Payable upon return of securities loaned (Note 2)	50,596,949
Directors' fee payable	4,601
Other accrued expenses payable	77,887
Total Liabilities	50,904,975
Net Assets
Applicable to 49,951,532 shares outstanding	$177,654,328
Net Assets
Capital stock, $.001 par value (Note 6)	$49,952
Paid-in capital (Note 6)	325,695,805
Accumulated net investment loss	(919,133)
Accumulated net realized loss on investments and foreign currency transactions	(143,960,708)
Net unrealized depreciation on investments and foreign currency translations	(3,211,588)
Net Assets	$177,654,328
Net Asset Value Per Share ($177,654,328 / 49,951,532)	$3.56
Market Price Per Share	$3.36

1  Including $49,557,988 of securities on loan

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income (Note 2)
Interest	$16,407,106
Dividends	23,503
Securities lending	7,186
Total investment income	16,437,795
Expenses
Investment advisory fees (Note 3)	705,302
Administrative services fees (Note 3)	132,819
Directors' fees	106,428
Transfer agent fees	53,985
Audit and tax fees	49,231
Legal fees	23,726
Insurance expense	11,110
Custodian fees	9,194
Commitment fees (Note 4)	5,043
Printing fees (Note 3)	3,384
Miscellaneous expense	7,253
Total expenses	1,107,475
Net investment income	15,330,320
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized loss from investments	(16,283,528)
Net realized loss from foreign currency transactions	(191,227)
Net change in unrealized appreciation (depreciation) from investments	68,784,833
Net change in unrealized appreciation (depreciation) from foreign currency translations	64,866
Net realized and unrealized gain from investments and foreign currency related items	52,374,944
Net increase in net assets resulting from operations	$67,705,264

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
From Operations
Net investment income	$15,330,320	$17,453,289
Net realized loss from investments and foreign currency transactions	(16,474,755)	(16,351,476)
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	68,849,699	(56,776,350)
Net increase (decrease) in net assets resulting from operations	67,705,264	(55,674,537)
From Dividends and Distributions
Dividends from net investment income	(13,572,265)	(21,594,194)
Distributions from return of capital	(2,209,293)	—
Net decrease in net assets resulting from dividends and distributions	(15,781,558)	(21,594,194)
From Capital Share Transactions (Note 6)
Issuance of 12,805 shares and 14,376 shares through the directors compensation plan (Note 3)	42,888	42,895
Net increase in net assets from capital share transactions	42,888	42,895
Net increase (decrease) in net assets	51,966,594	(77,225,836)
Net Assets
Beginning of year	125,687,734	202,913,570
End of year	$177,654,328	$125,687,734
Accumulated net investment loss	$(919,133)	$(3,162,198)

See Accompanying Notes to Financial Statements.

This page intentionally left blank

Credit Suisse Asset Management Income Fund, Inc.

Financial Highlights

	For the Year Ended
Per share operating performance	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05
Net asset value, beginning of year	$2.52	$4.06	$4.34	$4.24	$4.56
INVESTMENT OPERATIONS
Net investment income	0.31	0.35	0.36	0.36	0.36
Net gain (loss) on investments, swap contracts, futures contracts and foreign currency related items (both realized and unrealized)	1.07	(1.46)	(0.31)	0.14	(0.28)
Total from investment activities	1.38	(1.11)	0.05	0.50	0.08
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.30)	(0.43)	(0.33)	(0.40)	(0.40)
Return of capital	(0.04)	—	—	—	(0.00)[3]
Total dividends and distributions	(0.34)	(0.43)	(0.33)	(0.40)	(0.40)
Net asset value, end of year	$3.56	$2.52	$4.06	$4.34	$4.24
Per share market value, end of year	$3.36	$2.30	$3.58	$4.38	$3.67
TOTAL INVESTMENT RETURN
Net asset value[4]	58.07%	(27.78)%	1.59%	12.73%	1.74%
Market value	63.46%	(25.25)%	(11.32)%	31.44%	(9.76)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$177,654	$125,688	$202,914	$216,318	$211,536
Ratio of expenses to average net assets	0.73%	0.73%	0.78%	0.74%	0.82%
Ratio of net investment income to average net assets	10.14%	9.96%	8.75%	8.32%	8.20%
Portfolio turnover rate	54.0%	32.1%	49.7%	58.0%	61.5%

1  As required, effective January 1, 2001 the Fund has adopted provisions of AICPA Audit and Accounting Guide for Investment Companies and has begun amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share by $0.004 and increase to net realized and unrealized gains and losses per share by $0.004 and a decrease to the net ratio of investment income to average net assets from 11.73% to 11.66%. Per share ratio and supplemental data for prior periods have not been restated to reflect this change.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $(0.01) per share.

4  Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

5  Due to the realignment of the Fund's portfolio in connection with the combination with Credit Suisse Strategic Global Income Fund, Inc., the cost of purchases of $30,040,944 and proceeds from sales of $37,801,151 have been excluded from the Portfolio Turnover calculations.

See Accompanying Notes to Financial Statements.

Per share operating performance	12/31/04	12/31/03	12/31/02	12/31/01[1]	12/31/00
Net asset value, beginning of year	$4.41	$3.91	$4.74	$5.70	$7.34
INVESTMENT OPERATIONS
Net investment income	0.35	0.37	0.42	0.61[2]	0.67
Net gain (loss) on investments, swap contracts, futures contracts and foreign currency related items (both realized and unrealized)	0.22	0.58	(0.55)	(0.85)	(1.55)
Total from investment activities	0.57	0.95	(0.13)	(0.24)	(0.88)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.40)	(0.43)	(0.62)	(0.72)	(0.76)
Return of capital	(0.02)	(0.02)	(0.08)	—	—
Total dividends and distributions	(0.42)	(0.45)	(0.70)	(0.72)	(0.76)
Net asset value, end of year	$4.56	$4.41	$3.91	$4.74	$5.70
Per share market value, end of year	$4.45	$4.50	$3.88	$4.98	$5.56
TOTAL INVESTMENT RETURN
Net asset value[4]	13.55%	24.59%	(5.26)%	(6.04)%	(12.37)%
Market value	8.60%	28.11%	(10.52)%	1.15%	3.55%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$227,374	$219,864	$195,089	$236,652	$197,817
Ratio of expenses to average net assets	0.78%	0.78%	0.79%	1.07%	0.78%
Ratio of net investment income to average net assets	8.08%	8.83%	9.93%	11.66%	10.10%
Portfolio turnover rate	57.8%	77.8%	61.1%	50.1%[5]	39.1%

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements

December 31, 2009

Note 1. Organization

Credit Suisse Asset Management Income Fund, Inc. (the "Fund") was incorporated on February 11, 1987 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund is to seek current income through investment primarily in debt securities.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 — quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Corporate Bonds
Aerospace & Defense	$—	$1,773,750	$—	$1,773,750
Auto Loans	—	3,972,553	—	3,972,553
Auto Parts & Equipment	—	3,139,665	—	3,139,665
Banks	—	4,884,943	—	4,884,943
Beverages	—	879,750	—	879,750
Brokerage	—	294,919	—	294,919
Building & Construction	—	1,708,775	—	1,708,775
Building Materials	—	3,961,323	—	3,961,323
Chemicals	—	4,478,561	—	4,478,561
Computer Hardware	—	474,375	—	474,375
Consumer Products	—	1,878,763	—	1,878,763
Department Stores	—	985,000	—	985,000
Diversified Capital Goods	—	5,232,062	—	5,232,062
Electric - Generation	—	8,482,878	—	8,482,878
Electric - Integrated	—	1,812,250	—	1,812,250
Electronics	—	3,503,531	—	3,503,531
Energy - Exploration & Production	—	9,464,443	—	9,464,443
Environmental	—	353,438	—	353,438
Food & Drug Retailers	—	1,785,125	—	1,785,125
Food - Wholesale	—	1,871,290	—	1,871,290
Forestry & Paper	—	4,615,875	—	4,615,875
Gaming	—	8,960,959	—	8,960,959
Gas Distribution	—	4,900,427	—	4,900,427
Health Facilities	—	10,651,812	—	10,651,812
Health Services	—	1,866,938	—	1,866,938
Hotels	—	1,693,188	—	1,693,188
Household & Leisure Products	—	552,750	—	552,750
Investments & Misc. Financial Services	—	387,813	—	387,813
Leisure	—	700,790	—	700,790
Machinery	—	1,491,125	—	1,491,125
Media - Broadcast	—	3,282,584	—	3,282,584
Media - Cable	—	7,146,371	—	7,146,371
Media - Diversified	—	512,531	—	512,531
Media - Services	—	1,671,031	—	1,671,031
Metals & Mining - Excluding Steel	—	2,488,774	—	2,488,774
Oil Field Equipment & Services	—	4,518,062	—	4,518,062
Oil Refining & Marketing	—	630,000	—	630,000
Packaging	—	2,312,163	—	2,312,163
Pharmaceuticals	—	452,373	—	452,373
Printing & Publishing	—	1,936,525	—	1,936,525
Railroads	—	520,625	—	520,625
Restaurants	—	488,063	—	488,063
Software/Services	—	4,393,031	—	4,393,031
Specialty Retail	—	3,382,550	—	3,382,550
Steel Producers/Products	—	1,876,781	—	1,876,781
Support-Services	—	5,280,187	—	5,280,187
Telecom - Integrated/Services	—	8,063,844	—	8,063,844
Telecom - Wireless	—	6,050,075	—	6,050,075
Textiles & Apparel	—	527,500	—	527,500

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2009

	Level 1	Level 2	Level 3	Total
Theaters & Entertainment	$—	$1,291,875	$—	$1,291,875
Tobacco	—	474,750	—	474,750
Foreign Corporate Bonds
Aerospace & Defense	—	497,500	—	497,500
Chemicals	—	1,836,562	—	1,836,562
Computer Hardware	—	360,750	—	360,750
Electronics	—	867,678	—	867,678
Energy - Exploration & Production	—	455,813	—	455,813
Environmental	—	1,050,000	—	1,050,000
Forestry & Paper	—	1,640,712	—	1,640,712
Gaming	—	952,673	—	952,673
Media - Cable	—	1,421,585	—	1,421,585
Media - Diversified	—	776,937	—	776,937
Metals & Mining - Excluding Steel	—	1,775,719	—	1,775,719
Oil Field Equipment & Services	—	473,813	—	473,813
Packaging	—	262,380	—	262,380
Telecom - Integrated/Services	—	1,353,970	—	1,353,970
Telecom - Wireless	—	548,612	—	548,612
Textiles & Apparel	—	39,814	—	39,814
Transportation - Excluding Air/Rail	—	2,050,031	—	2,050,031
Bank Loans
Electronics	—	794,112	—	794,112
Energy - Exploration & Production	—	507,159	—	507,159
Gaming	—	477,712	—	477,712
Pharmaceuticals	—	360,082	—	360,082
Common Stocks
Auto Components	—	—	13,775	13,775
Building Products	—	11,480	—	11,480
Chemicals	55,242	—	—	55,242
Commercial Services & Supplies	93,205	—	—	93,205
Diversified Financial Services	336,455	—	—	336,455
Hotels, Restaurants & Leisure	15	—	—	15
Media	236,324	—	—	236,324
Preferred Stocks
Banks	197,097	—	—	197,097
Media - Broadcast	—	11	—	11
Warrants
Building Products	—	—	864	864
Diversified Financial Services	—	12	—	12
Media	5,550			5,550
Short-Term Investment	50,596,949	—	—	50,596,949
Other Financial Instruments*
Forward Foreign Currency Contracts	—	145,866	—	145,866
	$51,520,837	$172,719,749	$14,639	$224,255,225

*  Other financial instruments include futures, forwards and swap contracts.

As of December 31, 2009, the amounts shown by the Fund as being Level 3 securities that were measured at fair value amounted to less than 0.01% of net assets.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — Effective January 1, 2009, the Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Forward Foreign Currency Contracts	Net Assets - Unrealized Appreciation	$145,866	*	Liabilities - Unrealized Depreciation	$0

*  Includes cumulative appreciation/depreciation of forward foreign currency contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements.

Effect of Derivative Instruments on the Statement of Operations

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Forward Foreign Currency Contracts	$(182,564)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward Foreign Currency Contracts	$62,745

The notional amount of forward foreign currency contracts at period end are reflected in the Notes to Financial Statements and the volume of these open positions relative to the net assets of the Fund is generally representative of open positions throughout the reporting period for the Fund.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective yield method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2009

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

H) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

I) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2009, the Fund had the following open forward foreign currency contracts:

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Value on Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
USD	3,007,724	EUR	2,019,000	01/15/10	$(3,007,724)	$(2,896,726)	$110,998
USD	955,615	EUR	637,000	01/15/10	(955,615)	(913,925)	41,690
USD	589,024	GBP	369,000	01/15/10	(589,024)	(595,846)	(6,822)
Total							$145,866

Currency Abbreviations:

EUR — Euro Currency

GBP — British Pound

USD — United States Dollar

J) CREDIT DEFAULT SWAPS — The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2009

The Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. At December 31, 2009, the Fund had no outstanding credit default swap contracts.

K) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2009, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $10,717, of which $1,644 was rebated to borrowers (brokers). The Fund retained $7,186 in income from the cash collateral investment, and SSB, as lending agent, was paid $1,887. Securities lending income is accrued as earned.

L) OTHER — Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent the Fund invests in junk bonds) the Fund's net asset value.

The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income is earned or gains are realized.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at a rate per annum, computed weekly and paid quarterly as follows: 0.50%

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2009

of the lower of the weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets. For the year ended December 31, 2009, investment advisory fees earned were $705,302.

SSB serves as accounting and administrative agent to the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2009, administrative services fees earned by SSB (including out-of-pocket expenses) were $132,819.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares. Beginning in 2008, the Independent Directors can elect to receive up to 100% of their annual retainer in shares of the Fund. During the year ended December 31, 2009, 12,805 shares were issued through the directors compensation plan. Directors as a group own less than 1% of the Fund's outstanding shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2009, Merrill was paid $29,981 for its services by the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At December 31, 2009, and during the year ended December 31, 2009, the Fund had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2009, purchases and sales of investment securities (excluding short-term investments) were $79,717,131 and $78,069,510, respectively.

Note 6. Fund Shares

The Fund has one class of shares of common stock, par value $.001 per share; one hundred million shares are authorized. Transactions in shares of common stock were as follows:

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Shares issued through the directors compensation plan	12,805	14,376
Net increase	12,805	14,376

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2009

The tax characteristics of dividends and distributions paid during the years ended December 31, 2009 and 2008, respectively, by the Fund were as follows:

Ordinary Income		Return of Capital
2009	2008	2009	2008
$13,572,265	$21,594,194	$2,209,293	$0

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of losses deferred due to wash sales, income from defaulted bonds and mark to market of forward contracts.

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Deferral of post-October capital losses	$(2,722,161)
Accumulated net realized loss	(141,177,797)
Unrealized depreciation	(4,191,471)
$(148,091,429)

At December 31, 2009, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2010	2011	2012	2013	2014	2016	2017
$72,148,258	$18,379,472	$1,091,025	$3,101,847	$10,609,938	$16,896,140	$18,951,117

During the tax year ended December 31, 2009, the Fund did not utilize any of the capital loss carryforwards and $50,358,903 of the capital loss carryforwards expired.

It is uncertain whether the Fund will be able to realize the full benefits of the capital loss carryforwards before they expire.

At December 31, 2009, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $228,299,174, $11,184,130, $(15,373,945) and $(4,189,815), respectively.

At December 31, 2009, the Fund reclassified $485,010 to undistributed net investment loss and $49,827,924 to accumulated net realized loss from paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of sales of defaulted bonds, foreign currency gain/(loss) and expiring capital loss carryforwards. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2009

Note 9. Subsequent Events

Effective June 30, 2009, the Fund adopted the Financial Accounting Standards Board ("FASB") amendments to general standards on accounting for and disclosures of subsequent events. Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through February 18, 2010. Management has determined that there are no material events that would require disclosure in the Fund's financial statements through this date.

Credit Suisse Asset Management Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Credit Suisse Asset Management Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") at December 31, 2009, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 18, 2010

Credit Suisse Asset Management Income Fund, Inc.

Board Consideration and Re-approval of Investment Advisory Agreement (unaudited)

The Board of Directors (the "Board") of the Credit Suisse Asset Management Income Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940 (the "Independent Directors"), is required annually to review and re-approve the terms of the Fund's investment advisory agreement (the "Advisory Agreement") in light of the extent and quality of services provided by Credit Suisse Asset Management, LLC ("Credit Suisse").

At a meeting held on November 16 and 17, 2009, the Board considered the factors and reached the conclusions described below relating to the selection of Credit Suisse and the re-approval of the Advisory Agreement.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement. The Board reviewed the background information about Credit Suisse, including its Form ADV. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of senior management and investment personnel of Credit Suisse. In this regard, the Board specifically reviewed the qualifications, background and responsibilities of the individuals primarily responsible for day-to-day portfolio management services for the Fund.

In addition, the Board considered the investment and legal compliance programs of Credit Suisse, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board also evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse.

Fund Performance and Expenses

The Board considered the performance results of the Fund in comparison to the performance of a universe of non-leveraged, closed-end high current yield funds (the "Performance Universe"). Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Performance Universe for the Fund and provided the comparative data. The Board noted that the Fund had performed better than the median in its Performance Universe for all periods reviewed.

The Board also considered information regarding the Fund's total expense ratio and its various components in comparison to expense information for a group of funds that was determined to be most similar to the Fund (the "Peer Group") and to the median expenses of a broader universe of relevant funds (the "Expense Universe"), which comparative data was provided by Lipper. The Board noted that the overall expense ratio of the Fund was lower than the median overall expense ratios of its Peer Group and Expense Universe, including and excluding investment-related expenses and taxes. The Board also noted that the Fund's actual non-management expense ratio was among the lowest of the actual non-management expense ratios of its Peer Group and Expense Universe.

Investment Advisory Fee Rate

The Board reviewed the contractual investment advisory fee rate of 0.50% (the "Advisory Agreement Rate") payable by the Fund to Credit Suisse for investment advisory services. The Board noted that Credit Suisse had contractually agreed to base its current investment advisory fee upon the lower of the Fund's average weekly stock price or its average weekly net assets.

Credit Suisse Asset Management Income Fund, Inc.

Board Consideration and Re-approval of Investment Advisory Agreement (unaudited) (continued)

Additionally, the Board considered information comparing the Advisory Agreement Rate (both on a stand-alone basis and on a combined basis with the Fund's administration fee rate) with that of the other funds in its Peer Group and Expense Universe. The Board noted that the combined net rate of investment advisory and administration fees for the Fund was lower than the median rate of the Fund's Peer Group and Expense Universe and was in fact ranked lowest in both its Peer Group and Expense Universe of four and six funds, respectively. The Board noted that the Fund's administrator is not affiliated with Credit Suisse and that the Fund's administration agreement and corresponding fees were negotiated at arm's length.

Profitability

The Board received and considered an estimated profitability analysis of Credit Suisse based on the Advisory Agreement Rate. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, which had increased due to additional resources Credit Suisse had made available, the profits and other ancillary benefits that Credit Suisse and its affiliates derived from providing these services to the Fund were not excessive.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

The Board observed that the Advisory Agreement does not offer breakpoints, but considered the diminished impact of economies of scale in the context of closed-end funds.

Information about Services to Other Clients

The Board considered information about the nature and extent of services and fee rates offered by Credit Suisse to other clients, including other registered investment companies, separate accounts and institutional investors and investment companies to which Credit Suisse serves as an unaffiliated sub-adviser. The Board concluded that the Advisory Agreement Rate was not excessive in comparison with rates charged to other clients given the nature and extent of services provided to the Fund, which Credit Suisse reported are more extensive than services provided to other clients.

Other Benefits to Credit Suisse

The Board also considered information regarding potential "fall-out" or ancillary benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. In particular, the Board considered that Credit Suisse may gain certain reputational benefits from managing the Fund.

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse as part of the annual re-approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews and detailed fund performance reports.

After considering the above-described factors and based on its deliberations and its evaluation of the information provided to it, the Board re-approved the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Chairman of the Board of Directors; Audit Committee Member and Nominating Committee Chairman	Chairman since 2005 and Director since 1990; current term ends at the 2010 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	13	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of Starcomms PLC. (telecommunications company); Director of The Adams Express Company, Petroleum and Resources Corporation, The Chile Fund, Inc., The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. (each a closed-end investment company).

Terry Fires Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1958)	Director; Audit and Nominating Committee Member	Since 2006; current term ends at the 2010 annual meeting	Currently retired. Consultant to Chartwell Investment Partners from March 2002 to March 2003.	2	None

James Cattano c/o Primary Resources, Inc. Executive Office 999 Vanderbilt Beach Road Suite 200 Naples, Florida 34108 (1943)	Director; Audit Committee Chairman and Nominating Committee Member	Since 2006; current term ends at the 2011 annual meeting	President, Primary Resouces, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996.	2	Director of The Chile Fund, Inc., The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. (each a closed-end investment company).

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 (1943)	Director and Nominating Committee Member	Since 1990; current term ends at the 2012 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972.	2	Director of The Chile Fund, Inc., The Indonesia Fund, Inc., The First Israel Fund, Inc. and The Latin America Equity Fund, Inc. (each a closed-end investment company).

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Director; Audit and Nominating Committee Member	Since 2005; current term ends at the 2011 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	13	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of The Chile Fund, Inc., The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. (each a closed-end investment company).

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

George R. Hornig Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1954)	Chief Executive Officer and President	Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds.

Martha B. Metcalf Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Chief Investment Officer	Since 2005	Managing Director of Credit Suisse; Associated with Credit Suisse since 2005; Managing Director and Portfolio Manager of Invesco from 2000 to 2005; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Senior Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

**  The officers of the Fund shown are officers that make policy decisions.

Credit Suisse Asset Management Income Fund, Inc.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

• By calling 1-800-293-1232

• On the Fund's website, www.credit-suisse.com/us

• On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Other Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (NYSE Amex: CIK)
Credit Suisse High Yield Bond Fund (NYSE Amex: DHY)

Literature Request — Call today for free descriptive information on the closed-end funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund

Credit Suisse High Income Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Growth Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

Credit Suisse Asset Management Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse Asset Management Income Fund, Inc. (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse Asset Management Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:  www.computershare.com

By phone:  (800) 730-6001 (U.S. and Canada)
  (781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:  Credit Suisse Asset Management Income Fund, Inc.
  c/o Computershare
  P.O. Box 43078
  Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Credit Suisse Asset Management Income Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

  CIK-AR-1209

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2009. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2008 and December 31, 2009.

	2008	2009
Audit Fees	$42,530	$42,530
Audit-Related Fees(1)	$3,400	$3,400
Tax Fees(2)	$2,630	$2,800
All Other Fees	—	—
Total	$48,560	$48,730

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,400 in 2008 and $3,400 in 2009).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s

3

investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2008 and December 31, 2009.

	2008	2009
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

4

	2008	2009
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended December 31, 2008 and December 31, 2009:

	2008	2009
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2008 and December 31, 2009 were $6,030 and $6,200, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the committee are Enrique R. Arzac, Terry Bovarnick, James Cattano and Steven N. Rappaport.

5

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

6

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unite (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals

7

addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

8

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

9

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

10

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are

11

lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

12

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

13

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote

14

for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the

15

private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

16

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check

17

preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

18

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

19

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 13, 2009

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of the Credit Suisse Asset Management Income Fund, Inc. as of December 31, 2009, is set forth below.

20

Martha B. Metcalf Chief Investment Officer Since 2005	Managing Director; Associated with Credit Suisse since 2005; Managing Director and Portfolio Manager of Invesco from 2000 to 2005; Officer of other Credit Suisse Funds

Year of Birth: 1965

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Ms. Metcalf and the total assets managed within each category as of December 31, 2009.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Martha Metcalf	4	$435 million	2	$102 million	7	$1,087 million

No advisory fee is paid based on performance for any of the accounts listed above.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may

21

include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests.  Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Ms. Metcalf is compensated for her services by Credit Suisse.  Her compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account.  The factors taken into account in determining her bonus include the Fund’s performance, assets held in the Fund and other accounts managed by her, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401(k) plans.

Securities Ownership.  As of December 31, 2009, Ms. Metcalf did not own any shares of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 16, 2009.

22

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)      Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)      The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)      Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

23

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

/s/ George R. Hornig
Name: George R. Hornig
Title: Chief Executive Officer
Date: February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ George R. Hornig
Name: George R. Hornig
Title: Chief Executive Officer
Date: February 25, 2010

/s/ Michael A. Pignataro
Name: Michael A. Pignataro
Title: Chief Financial Officer
Date: February 25, 2010

24